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                                                                    EXHIBIT 10.1


                     ADDITIONAL BORROWER JOINDER SUPPLEMENT
                     -------------------------------------


To:   Fleet Capital Corporation                                 October 17, 2001
      200 Glastonbury Boulevard
      Glastonbury, CT 06033

      Reference is made to that certain Loan and Security Agreement, dated as of April 24, 1998, as amended, among Mothers Work, Inc. ("Parent"), a Delaware corporation, Cave Springs, Inc. ("Cave Springs"), a Delaware corporation (collectively, "Borrowers," and singly, each is a Borrower"), and Fleet Capital Corporation, a Rhode Island corporation ("Lender") (as amended, modified, restated and/or supplemented from time to time, "Credit Agreement").

      Terms used in this Additional Borrower Joinder Supplement ("Joinder Supplement") and not otherwise defined herein shall have the meaning set forth in the Credit Agreement.

      Each undersigned entity (singly, a "Joining Subsidiary," and collectively, "Joining Subsidiaries") hereby acknowledges, confirms and agrees that upon satisfaction of the Effectiveness Conditions set forth below, such Joining Subsidiary has become, and is, a "Borrower" under the Credit Agreement and a comparable party to each other applicable Loan
Document for all purposes. As such, each Joining Subsidiary shall, among other things, be jointly and severally liable as provided in the Loan Documents for all obligations (whether incurred or arising prior to, on or subsequent to the date hereof) and otherwise bound by all of the terms, provisions and conditions of each of the foregoing, including without limitation, all of the representations and warranties in Section 7 of the Credit Agreement and the covenants in Section 8 of the Credit Agreement. Each reference to Borrower contained in the Credit Agreement shall mean Parent, Cave Springs and each Joining Subsidiary, collectively, as if each Joining Subsidiary were an original signatory thereto. Each Joining Subsidiary confirms that it has received a copy of the Credit Agreement, the Exhibits and Schedules thereto, and all other Loan Documents.

      Without limiting the generality of the foregoing, each Joining Subsidiary, as security for the prompt and complete payment and performance (whether at the stated maturity, by acceleration or otherwise) of all Loan Obligations, hereby assigns and grants to Lender, a continuing Lien on and security interest in, upon and to all of such Joining Subsidiary's right, title and interest in, to and under the Collateral (which shall include without limitation, all of such Joining Subsidiary's right, title and interest in the general intangibles set forth on Schedule 7.1.16, as supplemented, of the Credit Agreement) whether now existing, or hereafter arising, or now owned or hereafter acquired. Each Joining Subsidiary authorizes Lender to file initial Financing statements covering the Collateral.

      Attached hereto collectively as Schedule A, and made a part hereof, are schedules setting forth all of the information regarding each Joining Subsidiary which must be added to the schedules to the Credit Agreement, in order to maintain the accuracy of such schedules. Upon satisfaction of the Effectiveness Conditions, the Credit Agreement shall be supplemented by the addition of such information to such schedules.

       Borrowers and each Joining Subsidiary hereby represent and warrant that all of the representations and warranties contained in the Loan Documents are true and correct on and as of the date hereof as it made on and as of such date, both before and after giving effect to this Joinder


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Supplement and that no Default or Event of Default has occurred and is continuing or exists or would occur or exist after giving effect to this Joinder Supplement.

      This Joinder Supplement shall become effective upon the satisfactory of each of the conditions ("Effectiveness Conditions") set forth below (as determined by Lender in its reasonable discretion):

          a. Execution and delivery of this Joinder Supplement by the parties hereto.

          b. Execution and delivery of an Amended and Restated Revolving Credit Note.

          c. Execution and delivery of a landlord waiver with respect to each non-retail location of any Joining Subsidiary where inventory is maintained, all in form and substance satisfactory to Lender.

          d. Evidence satisfactory to Lender that each Joining Subsidiary is in compliance with the insurance requirements under Section 6.1.2 of the Credit Agreement, including delivery of certificates of insurance on Accord Form 27.

          e. Filing of UCC-1 initial financing statements against each Joining Subsidiary.

          f. Evidence satisfactory to Lender that all Capital Stock of each Joining Subsidiary and all assets of each Joining Subsidiary shall be free and clear of all Liens other than Permitted Liens.

          g. Satisfactory review by Lender of the terms and conditions (including, the financial condition of each Joining Subsidiary) of Parent's acquisition ("Acquisition") of the Capital Stock of eSpecialty Brands, LLC.

          h. Consummation of the Acquisition in strict accordance with (i) the terms of the Merger Agreement dated October 15, 2001, among Parent, iMaternity Acquisition Corp ("Acquisition Sub"), eSpecialty Brands, LLC, and all members thereof ("Merger Agreement"), and (ii) all applicable law.

          i. Delivery of an executed final version of the Merger Agreement, and all exhibits and schedules thereto.

          j. No Default or Event of Default shall have occurred or, after giving effect to the consummation of the Acquisition would occur as of such date.

          k. Delivery of eSpecialty Brands LLCs unaudited August 31, 2001 balance sheet and the statement of profit and loss, as of and for the seven months ended August 31, 2001, all prepared in accordance with GAAP (subject to the absence of notes and to customary year-end adjustments).

          l. Delivery of certified copies of (i) resolutions of each Borrower's and each Joining Subsidiary's board of directors or managers (as applicable) authorizing the execution and delivery of this Joinder Supplement and performance of the transactions contemplated hereby and


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(ii) each Joining Subsidiary's certificate of formation, operating agreement and certificate of good standing in its state of formation or incorporation, as applicable.

          m. An opinion of each Joining Subsidiary's counsel in form and substance satisfactory to Lender.

          n. A certificate executed by Parent's chief financial officer to the effect that consummation of the Acquisition is not in violation of the terms of the Indenture dated as of August 1, 1995, with respect to the 12 5/8%
Senior Notes due 2005.

          o. Payment of an amendment fee of $20,000 (which is fully earned and non-refundable), and of all Expenses.

      Notwithstanding anything to the contrary contained in the Credit Agreement, Lender hereby consents to (i) the parent entering into the Merger Agreement and consummating the transactions contemplated in the Merger Agreement, including the Acquisition, and (ii) the issuing of the Series C. Preferred Stock, Warrants, Warrant Shares and Conversion Shares (as each such term is defined in the Merger Agreement). For purposes of the Credit Agreement, Parent's Series C Cumulative Preferred Stock, par value $0.01 per share, shall be deemed to be "Parent preferred stock outstanding on the date hereof," pursuant to Section 8.2.7.

      Each Borrower and each Joining Subsidiary acknowledge and agree that no Joining Subsidiary's Inventory shall be Eligible Inventory until Lender completes its field examination with respect to such Inventory.

      Without limiting the generality of the foregoing, each of the undersigned confirms its agreement to the waiver of jury trial and consent to forum provisions set forth in the Credit Agreement and other Loan Documents.

      This Joinder Supplement shall be governed by and construed in accordance with the substantive laws of the commonwealth of Pennsylvania without regard to its otherwise applicable principles of conflicts of laws.

      Witness the execution hereof as of the date and year first above written.


DAN HOWARD INDUSTRIES, INC.                     eSPECIALTY BRANDS, LLC


By: /s/ Dan Matthias                             By: /s/ Dan Matthias
   ----------------------------                  ----------------------------


MOTHER'S STORES, INC.


By: /s/ Dan Matthias
   ----------------------------


                      [SIGNATURES CONTINUED ON NEXT PAGE)]


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      The undersigned each acknowledge and agree to the foregoing and confirm and ratify all obligations of each of the existing Borrowers under the Credit Agreement, and each other Loan Document both before and after giving effect to this Joinder Supplement.


                                    MOTHERS WORK, INC.


                                    By: /s/ Dan Matthias
                                        -------------------------------


                                    CAVE SPRINGS


                                    By: /s/ Dan Matthias
                                        -------------------------------


Acknowledged and Accepted,
FLEET CAPITAL CORPORATION,


By: /s/ Linda M. Smyth
    --------------------------
    Linda M. Smyth
    Vice President



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